Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	September 30, 2005

To	Thornburg Mortgage Securities Trust 2005-3

Address

Wells Fargo Bank, N.A. (the “Securities Administrator”)

P.O. Box 98

Columbia, Maryland  21046

Attention:  Thornburg 2005-3

Fax: (410) 715-2380

or for overnight delivery,

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention
CC:	Greenwich Capital Markets, Inc.
Address	600 Steamboat Road Greenwich, CT 06830
Attention	William Gougherty Tel: (203) 618-2406 Fax: (203) 618-2580
From:	The Royal Bank of Scotland plc

Address	280 Bishopsgate London EC2M 4RB
Attention	Legal Department – Derivatives Documentation Telephone: (203) 618-2531/2532 Facsimile: (203) 618-2533/2534
Reference Numbers	IRG6844172.2A/B

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Thornburg Mortgage Securities Trust 2005-3 and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Form Master Agreement (as defined below).  In this Confirmation, “Party A” means The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (“RBS”), and “Party B” means Thornburg Mortgage Securities Trust 2005-3. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.  Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that trust agreement among Greenwich Capital Acceptance, Inc., as depositor, Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilmington Trust Company as Delaware Trustee and LaSalle Bank National Association, as Trustee dated as of September 1, 2005 (the “Trust Agreement”).

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the “Form Master Agreement”). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance

Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b) Evaluation and Understanding

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c) Status of Parties

The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the lesser of (i) the amount set forth on Schedule A attached hereto, and (ii) the aggregate Class Principal Amount of the Class A1 Certificates immediately prior to the related Floating Rate Payer Payment Date.  The Securities Administrator shall make available each month via its website a statement containing the aggregate Class Principal Amount of the Class A1 Certificates as of the first day of such Calculation Period.  Party A is permitted to rely upon the statement of Certificate Balance of the Offered Certificates made available on the Securities Administrator’s website.  The Securities Administrator’s internet website shall initially be located at www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator’s investor relations desk at (301) 815-6600.

Any payment by RBS to the Counterparty in excess of the amount due under this Transaction on any Floating Rate Payer Payment Date shall be returned by the Counterparty to RBS promptly after notification from counterparty that the counterparty is aware of such overpayment.  Other than the return of such overpayment, neither the Counterparty nor RBS shall incur any penalty or liability hereunder with respect to such overpayment.

Trade Date:	September 28, 2005
Effective Date:	September 30, 2005
Termination Date:	September 25, 2008, subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Date:	September 30, 2005
Fixed Amount:	USD 498,000
Floating Amounts:
Floating Rate Payer:	Party A
Cap Rate:	See Schedule A, attached hereto
Floating Rate Payer Payment Dates:	Monthly on the 25th of each month, commencing October 25, 2005, through and including the Termination Date, subject to the Following Business Day Convention
Floating Rate for Initial Calculation Period:	To be determined.
Floating Rate Option:

USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Date Option for any Calculation Period is greater than 10.77000 per cent then the Floating Rate for such Calculation Period shall be deemed to be 10.77000 per cent.

Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Business Days:	New York
Calculation Agent:

Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Form Master Agreement

(a)

“Specified Entity” means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)

“Specified Entity” means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)

“Specified Transaction” is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(d)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(e)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(f)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or to Party B.

(g)

The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(h)

The phrase “Termination Currency” means United States Dollars.

(i)

For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

Recording of Conversations

Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

Credit Support Document

In relation to Party A:

Not Applicable.

In relation to Party B:

Not Applicable.

Credit Support Provider

In relation to Party A:

Not Applicable.

In relation to Party B:

Not Applicable.

Account Details

Account for payments to Party A:

USD

For the account of The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account Number 400930153/ABA 021000021

Account for payments to Party B:

WELLS FARGO BANK, N.A.

ABA#:  121000248

FOR CREDIT TO :  SAS CLEARING

ACCT:  3970771416

FFC TO:  Thornburg 05-3 Account #17196603

Offices

The Office of Party A for this Transaction is:

London

The Office of Party B for this Transaction is:

Columbia, Maryland

Additional Provisions

Fully-Paid Transactions

Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party.

Waiver of Right to Trial by Jury

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

Eligible Contract Participant

Each party represents to the other party that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

Notice by Facsimile Transmission

Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “;provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine)”.

Offices

The provisions of Section 10(a) will apply to this Agreement.

Multibranch Party

For purposes of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party; and (b) Party B is not a Multibranch Party.

Other provisions

(a)

Addresses for notices.  As set forth on page 1 hereof.

(b)

For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

(c)

Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

(d)

Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation	Upon the execution and delivery of this Confirmation	Yes
Party A	W-8 BEN, with Parts I, II and IV completed	Upon the execution and delivery of this Confirmation and every 3 years thereafter upon request by Party B	No
Party A	The Agency Agreement between Greenwich Capital Markets, Inc. and the Royal Bank of Scotland plc dated as of December 8, 2000 as amended by the First Amendment Agreement dated as of February 24, 2005	Upon the execution and delivery of this Confirmation	Yes

(e)

Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo Bank, N.A. (“Wells”), not individually or personally but solely as the Securities Administrator under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made on the part of Party B are made and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

(f)

This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g)

USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(h)

Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

(i)

Notwithstanding any provision of this Confirmation or the Form Master Agreement or any other existing or future agreement and subject to clause (j) below, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(j)

Section 7 of the Form Master Agreement is hereby modified by inserting the following after the word “party” but before the comma in the third line thereof: “provided that if TMI exercises its option under Section 7.05 of the Trust Agreement to acquire all of the Certificates and thereafter terminates the Trust Agreement or Thornburg Mortgage Home Loans Inc. exercises its option pursuant to Section 7.01 of the Trust Agreement to terminate the Trust Agreement and purchase all of the outstanding Mortgage Loans and REO Properties, then Party B may at its option transfer its rights, interests and obligations in and under this Agreement in whole and not in part to Thornburg Mortgage, Inc (“TMI”) (such event, a “Transfer”), provided that if Party B elects to Transfer (i) Party A may in its sole discretion transfer its rights, interests and obligations to Greenwich Capital Derivatives, Inc. (“GCD”), (ii) to the extent that the provisions of this Confirmation set forth herein under “Form Master Agreement”, “Credit Support Document”, Credit Support Provider” “Additional Provisions”, “Other Provisions” (other than this clause (j)) conflict with the provisions of an executed ISDA Master Agreement between Party A and TMI or GCD and TMI (as applicable), the provisions of such ISDA Master Agreement shall prevail, and (iii) notwithstanding anything to the contrary herein, on and from the date of Transfer, the applicable Notional Amount will be as set forth in Schedule A attached hereto.

[remainder of page intentionally left blank]

THE ROYAL BANK OF SCOTLAND PLC

By: Greenwich Capital Markets, Inc., its agent

By: /s/ William Gougherty

Name: William Gougherty

Title:    Vice President

Confirmed as of the date above;

THORNBURG MORTGAGE SECURITIES TRUST 2005-3

By: Wells Fargo Bank, N.A., not individually but solely as

Securities Administrator under the Trust Agreement on behalf of

THORNBURG MORTGAGE SECURITIES TRUST 2005-3

By: /s/ Amy Doyle

Name: Amy Doyle

Title:    Vice President

SCHEDULE A

Our Reference Numbers: IRG6844172.2A/B

From and including(1)	To but excluding(1)	Notional Amount (USD)	Cap Rate per cent.

09/30/05

10/25/05

11/25/05

12/25/05

01/25/06

02/25/06

03/25/06

04/25/06

05/25/06

06/25/06

07/25/06

08/25/06

09/25/06

10/25/06

11/25/06

12/25/06

01/25/07

02/25/07

03/25/07

04/25/07

05/25/07

06/25/07

07/25/07

08/25/07

09/25/07

10/25/07

11/25/07

12/25/07

01/25/08

02/25/08

03/25/08

04/25/08

05/25/08

06/25/08

07/25/08

08/25/08

10/25/05

11/25/05

12/25/05

01/25/06

02/25/06

03/25/06

04/25/06

05/25/06

06/25/06

07/25/06

08/25/06

09/25/06

10/25/06

11/25/06

12/25/06

01/25/07

02/25/07

03/25/07

04/25/07

05/25/07

06/25/07

07/25/07

08/25/07

09/25/07

10/25/07

11/25/07

12/25/07

01/25/08

02/25/08

03/25/08

04/25/08

05/25/08

06/25/08

07/25/08

08/25/08

09/25/08

 $        145,574,000.00

 $        143,541,014.00

 $        141,535,359.00

 $        139,556,731.00

 $        137,604,764.00

 $        135,679,086.00

 $        133,779,348.00

 $        131,905,208.00

 $        130,056,295.00

 $        128,232,287.00

 $        126,432,846.00

 $        124,657,628.00

 $        122,906,321.00

 $        121,178,597.00

 $        119,474,140.00

 $        117,792,638.00

 $        116,133,783.00

 $        114,497,269.00

 $        112,882,796.00

 $        111,290,066.00

 $        109,718,786.00

 $        108,168,667.00

 $        106,639,423.00

 $        105,130,773.00

 $        103,642,438.00

 $        102,174,145.00

 $        100,725,623.00

 $          99,296,606.00

 $          97,886,832.00

 $          96,496,040.00

 $          95,123,977.00

 $          93,770,672.00

 $          92,435,586.00

 $          91,118,515.00

 $          89,814,429.00

 $          88,527,947.00

6.01700

4.85500

5.03800

4.87700

4.88900

5.46700

4.92200

5.13000

4.96100

5.14100

4.96100

4.96900

5.14300

4.96900

5.14700

4.97500

4.98600

5.55600

4.99400

5.17500

5.00000

5.17700

5.00200

5.00100

5.17700

4.99900

5.17400

4.99600

4.99400

5.35400

5.00300

5.17600

5.00100

5.22600

5.70800

5.76500

1.1

(1)

Subject to the Following Business Day Convention